Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Terry K. Glenn, President of WCMA Money Fund and Master Money Trust (together, the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: November 19, 2004


                                                /s/ Terry K. Glenn
                                                ------------------
                                                Terry K. Glenn,
                                                President of
                                                WCMA Money Fund and Master Money
                                                Trust

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to WCMA Money Fund and Master Money Trust and will be retained by WCMA Money Fund and Master Money Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Donald C. Burke, Chief Financial Officer of WCMA Money Fund and Master Money Trust (together, the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: November 19, 2004


                                                /s/ Donald C. Burke
                                                -------------------
                                                Donald C. Burke,
                                                Chief Financial Officer of
                                                WCMA Money Fund and Master Money
                                                Trust

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to WCMA Money Fund and Master Money Trust and will be retained by WCMA Money Fund and Master Money Trust and furnished to the Securities and Exchange Commission or its staff upon request.